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Exhibit 99.1

Certification Pursuant to Chapter 63, Title 18 United States Code §1350
As Adopted by Section 906 of the Sarbanes-Oxley Act of 2002
Accompanying Annual Report on Form 10-K of
Arch Capital Group Ltd. for the Fiscal Year Ended December 31, 2002

        I, Peter A. Appel, President and Chief Executive Officer of Arch Capital Group Ltd. (the "Company"), certify that the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002 fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2003
/s/ PETER A. APPEL Peter A. Appel President and Chief Executive Officer

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  Exhibit 99.1
Certification Pursuant to Chapter 63, Title 18 United States Code §1350 As Adopted by Section 906 of the Sarbanes-Oxley Act of 2002 Accompanying Annual Report on Form 10-K of Arch Capital Group Ltd. for the Fiscal Year Ended December 31, 2002